As filed with the Securities and Exchange Commission on August 29, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22394

CHOU AMERICA MUTUAL FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 – June 30, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

CHOU AMERICA MUTUAL FUNDS

Semi-Annual Report
 June 30, 2014
(Unaudited)

Fund Adviser:
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8
Toll Free: (877) 755-5188

TABLE OF CONTENTS

A Message to our Shareholders	1
Performance Charts and Analysis	8
Schedules of Investments	10
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Additional Information	26

CHOU OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

Dear Shareholder,

During the first six months of 2014, the Chou Opportunity Fund (the “Fund”) was up 2.37%, while the S&P 500 Total Return Index (the “S&P 500”) generated a return of 7.14% during the same period. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Portfolio Commentary

Our investments in the TARP warrants of Wells Fargo were up during the first six months of 2014. They increased in value from $15.83 as of December 31, 2013 to $21.44 as of June 30, 2014. TARP warrants have several characteristics that make them appealing long-term investments. Specifically, they are long dated, with most expiring around 2018-2019. This time frame of four-plus years allows banks to grow their intrinsic value to a high enough level to have an appreciable impact on the strike price of the stock warrant. In addition, we believe the strike price will be adjusted downward for any quarterly dividend that exceeds a set price. This is rarely seen in a stock warrant. An example: for Bank of America, class 'A' warrants, the strike price is adjusted downward for any quarterly dividend paid exceeding one cent per share.

We also hold TARP warrants of Bank of America and JPMorgan Chase, and as a group, we still consider them undervalued on a long term basis because the stocks underlying the TARP warrants are still cheap.

Our common stock investment in MBIA Inc. did not perform well because of concerns over its exposure to Puerto Rico's economic and financial situations, decreasing in value to $11.04 as of June 30, 2014 from $11.94 as of December 31, 2013. Although MBIA is cheap based on book value, it makes it harder to evaluate its intrinsic value when the main operating business has been mothballed for a while. Time is not on the side of investors in that type of business.

We sold 50,000 shares of Resolute Forest Products at $20 when we felt that the Fund's holding in this stock as a percentage of total assets was too concentrated.

Sears Holdings spun out Lands' End in April. We believe that the value of Lands' End is worth more than $10 per share of Sears Holdings' stock. Sears Holdings is a misunderstood story. There are many moving parts but we believe Sears Holdings’ intrinsic value lies in its real estate assets. It also has other valuable assets such as Kenmore, Craftsman and Diehard. Being a traditional department store has become a tough business during the last decade but, according to management, Sears is transitioning its historic focus on running a brick and mortar department store into a business that provides and delivers value by serving its members in the manner most convenient for them: whether in store, at home or through digital devices. The value of its real estate allows Eddie Lampert, the controlling shareholder and CEO, the time and money to effect the changes. If the transformation does not work out as expected, we believe the real estate values are high enough that we would not lose money in our investment at current prices after netting out all liabilities.

Negative contributors to the Fund were securities of Asta Funding, Overstock.com and Sears Hometown and Outlet Stores Inc.

1

CHOU OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

Investors should be advised that due to our portfolio’s high exposure to Resolute Forest Products and Sears Holdings, the net asset value of the Fund can be volatile. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the stocks are relative to their intrinsic value. Based on June 30, 2014 prices, in our view, these two stocks are trading at significant discounts to their intrinsic value.

In general, we believe that stocks and non-investment grade bonds are fairly valued. We do not time the market but when bargains are scarce, we are happy to hold cash equivalents as an alternative.

Credit default swaps (CDS)
One way of assessing investors' appetite for risk is to check the prices of Credit Default Swaps (CDS). In CDS, one party sells credit protection and the other party buys credit protection. Put another way, one party is selling insurance and the counterparty is buying insurance against the default of the third party’s debt.

Source:Bloomberg

The price of the CDS can be a strong indication as to how investors are viewing risk. It is not a perfect measurement, has its limitations but is still one of the best indicators of how investors are viewing risk. If one looks at the chart, the CDS of One Year Treasuries is trending to lows not seen since just before the Great Recession hit in 2008. The prices indicate that investors are throwing caution to the wind. Risk appears to not be adequately priced into any securities, whether they are treasury bills or corporate bonds. Whenever the majority of investors are purchasing securities at prices that implicitly assume that everything is perfect with the world, an economic dislocation or other shock always seems to appear out of the blue. And when that happens, investors learn, once again, that they ignore risk at their peril.

2

CHOU OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

In terms of investment ideas in derivatives, we believe that CDS are starting to sell at prices that are becoming compelling. At recent prices, they offer one of the cheapest forms of insurance against market disruptions. We are continuing to monitor CDS prices and may potentially invest in CDS in the future. We are looking at who deals in such investments and we want to examine carefully what counterparty risk we may be exposed to. The mechanics of investing in CDS have changed somewhat from six years ago.

As you can see from the chart, to make money in CDS, you don’t need a default of the third party’s debt. If there is any dislocation in the economy, the CDS price will rise from these low levels. The negative aspect is that, like insurance, the premium paid for the protection erodes over time and may expire worthless.

Yours truly,

Portfolio Manager and CEO

Chou America Management Inc.

The views in this report were those of the Fund manager as of June 30, 2014, and may not reflect his view on the date this report is first published or anytime thereafter.  The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.  This letter may contain discussions about certain investments held and not held in the portfolio.  All current and future holdings are subject to risk and to change.  There can be no guarantee of success with any technique, strategy or investment.

The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks.  One cannot invest directly in an index..

3

CHOU INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

Dear Shareholder,

For the six-month period ending June 30, 2014, the Chou Income Fund (the “Fund”) was up 9.00%, while the Barclay's Capital U.S. Corporate High Yield Index generated a return of 5.46% during the same period. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.

Portfolio Commentary
Several of our debt securities were up for the first six months of 2014. R.H. Donnelley's term loan rose from 61.20 cents on a dollar as of December 31, 2013 to 71.875 cents on a dollar as of June 30, 2014. We bought into it as we believed it was well covered by its earning power, assets, and covenants that are protective to debt holders. In addition, this term loan comes with a cash-flow sweep, which means that any free cash flow remaining after all operational needs are met can be used to buy back debt at par from its holders. We continue to believe that at current prices, R.H Donnelley is underpriced.

The debt security of JC Penny 7.95% 2017 was up from 87.75 cents on a dollar as of December 31, 2013 to 101.50 cents on a dollar as of June 30, 2014. We sold half our position at close to par value, reducing our position to less than 5% of the portfolio. Several of our smaller positions were up too, such as Catalyst Paper's 11% 2017 debt security, which went from 64 cents on a dollar as of December 31, 2013 to 90.50 cents on a dollar as of June 30, 1014. Emerald Plantation Holdings' 6% 2020 debt security went up from 69 cents on a dollar as of December 31, 2013 to 79 cents on a dollar as of June 30, 2014.

On March 17, 2014, Rainmaker Entertainment, a Canadian animation company, completed a non-brokered private placement of unsecured subordinated convertible debentures in the aggregate principal amount of $7.5 million. Chou Income Fund purchased $3 million. The convertible debentures enjoy the same attributes as the debentures issued by Rainmaker in April and May 2013; they are unsecured and bear interest at a rate of 8% per annum, payable quarterly in arrears.

The debentures mature on March 31, 2016. The convertible debentures were listed on the TSX Venture Exchange and began trading on March 31, 2014 under the trading symbol RNK.DB.

The proceeds of the debentures will allow Rainmaker to aggressively pursue and secure new opportunities in several key segments of the animation industry. These include production service contracts in both the feature film and television markets.

Here are some of the examples:

1) Rainmaker is partnering with HIT Entertainment ("HIT"), one of the world's leading pre-school entertainment companies, on a brand new CG-animated series of Bob the Builder that has entered pre-production. HIT will produce two series of 52 eleven minute episodes of the popular pre-school show. Pre-production began in February 2014 and the delivery of the final episodes is expected by mid-2016. Rainmaker expects full levels of production on the series to be reached in the third quarter of 2014. As the Company records revenues on a percentage of completion basis, the positive impact on financial results from revenues earned on this project will not be felt to their full potential until those levels are reached.

4

CHOU INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

2) On October 1, 2013, Rainmaker announced the re-launching of its television division, Mainframe Entertainment (“Mainframe”). Mainframe was responsible for a number of television productions, including several seasons of the first ever CG animated television series Reboot.

3) The Company continues to work towards the completion, distribution and release of the feature film, Ratchet & Clank, announced during 2013. No revenues will be recorded in relation to the film until after its release in foreign markets and in North America. The timing of completion and release of Ratchet & Clank to the market will determine the timing of the recognition of revenues from pre-sale sales contracts and other forms of distribution to the market. The financial results for the Company will be impacted depending on the timing of the recognition of these revenues.

4) During the fourth quarter of 2013, Sly Cooper entered the development phase. The CG-Stereoscopic animated theatrical feature film is based on the highly successful PlayStation® video game franchise from Sony Computer Entertainment America, LLC.

The investment in the 8% convertible debenture gives us a decent return but what we are really excited about is the conversion feature to the common stock at 20 cents. At June 30th, the common stock traded at 22 cents.  At the time of purchase, we paid no premium to the conversion feature as the common stock was trading at 20 cents. With so many projects on the go, we feel the convertible debenture was attractively priced at the time of purchase.

We purchased debt securities of two Ukrainian companies, UkrLandFarming PLC and Mriya Agro Holdings. UkrLandFarming PLC operates as an integrated agricultural producer and distributor. The company engages in crops farming, eggs and egg products production, sugar production, as well as cattle and meat production and distribution.

Mriya Agro Holdings, through its subsidiaries, cultivates agricultural commodities such as wheat, corn, rapeseed, sugar beets, buckwheat, potatoes, and other crops.

The bonds are up from their purchase price but that region of the world is highly volatile and is subject to geopolitical risk. Given that, we expect the prices of the bonds we purchased to be volatile and could be subjected to a permanent loss of capital.

Non-Investment (or High Yield) grade debt securities
Some prices for non-investment grade bonds do not reflect the risks inherent in these securities. A company can float 10-year non-investment grade bonds with a coupon of 5.5% and investors will buy them at 100 cents on the dollar. Just a few years ago, a similar bond would be trading for 60 cents or less.

In fact, there is a good chance that these debt securities may now be overvalued, and that the possibility of a large, permanent loss of capital is extremely high. As a result, we may be holding fewer non-investment grade debt securities and more short-term cash equivalents like Treasury bills and bank deposits.

5

CHOU INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

Investors should be advised that we run a highly focused portfolio - sometimes just two securities may comprise close to 50% of the assets of the Fund. As a result, the net asset value of the Fund can be volatile. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how mispriced the debt securities are relative to their intrinsic value or to their liquidation value. Effective May 1, 2014, the 80% Policy of the Fund was expanded to include preferred stocks, so that under normal market conditions, the Fund will invest at least 80% of its net assets in fixed-income securities, financial instruments that provide exposure to fixed income securities, and preferred stocks (the "80% Policy"). Previously, the Fund treated its investments in preferred stock as equity securities, however, in seeking and evaluating investment opportunities for the Fund, we find that many forms of preferred stock have fixed income characteristics, are similar to bonds and other fixed income securities, and are more appropriately treated as fixed income securities. Therefore, we find these preferred stocks suitable for inclusion as fixed income investments under the Fund’s 80% Policy.

Credit default swaps (CDS)
One way of assessing investors' appetite for risk is to check the prices of Credit Default Swap (CDS). In CDS, one party sells credit protection and the other party buys credit protection. Put another way, one party is selling insurance and the counterparty is buying insurance against the default of the third party’s debt.

The price of the CDS can be a strong indication as to how investors are viewing risk. It is not a perfect measurement, has its limitations but is still one of the best indicators of how investors are viewing risk. If one looks at the chart, the CDS of One Year Treasuries is trending to lows not seen since just before the Great Recession hit in 2008. The prices indicate that investors are throwing caution to the wind. Risk appears to not be adequately priced into any securities, whether they are treasury bills or corporate bonds. Whenever the majority of investors are purchasing securities at prices that implicitly assume that everything is perfect with the

6

CHOU INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

world, an economic dislocation or other shock always seems to appear out of the blue. And when that happens, investors learn, once again, that they ignore risk at their peril.

In terms of investment ideas in derivatives, we believe that CDS are starting to sell at prices that are becoming compelling. At recent prices, they offer one of the cheapest forms of insurance against market disruptions. We are continuing to monitor CDS prices and may potentially invest in CDS in the future. We are looking at who deals in such investments and we want to examine carefully what counterparty risk we may be exposed to. The mechanics of investing in CDS have changed somewhat from six years ago.

As you can see from the chart, to make money in CDS, you don’t need a default of the third party’s debt. If there is any dislocation in the economy, the CDS price will rise from these low levels. The negative aspect is that, like insurance, the premium paid for the protection erodes over time and may expire worthless.

Yours truly,

Francis Chou

Portfolio Manager and CEO

Chou America Management Inc.

The views in this report were those of the Fund manager as of June 30, 2014, and may not reflect his view on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio.  All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.

The Barclays Capital U.S. Corporate High Yield Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. One cannot invest directly in an index..

7

CHOU OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Opportunity Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Chou Opportunity Fund vs. S&P 500 Index

Average Annual Total Return as of 06/30/14	One Year	Since Inception (07/01/10)
Chou Opportunity Fund	14.60%	14.92%
S&P 500 Index	24.61%	20.07%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.50%.  The Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.50% (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation), through May 1, 2015. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

8

CHOU INCOME FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Income Fund (the “Fund”) compared with the performance of the benchmark, Barclays Capital U.S. Corporate High Yield Index ("Barclays Index"), since inception. The Barclays Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. The total return of the Barclays Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Barclays Index does not include expenses. The Fund is professionally managed while the Barclays Index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Chou Income Fund vs. Barclays Capital U.S. Corporate High Yield Index

Average Annual Total Return as of 06/30/14	One Year	Since Inception (07/01/10)
Chou Income Fund	12.70%	16.48%
Barclays Capital U.S. Corporate High Yield Index	11.73%	11.02%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 3.41%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.50% (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation), through May 1, 2015. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

9

CHOU OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2014

Shares	Security Description	Value

Common Stock - 55.5%
Communications - 2.3%
15,000	Overstock.com, Inc. (a)	$236,550
519,507	UTStarcom Holdings Corp. (a)	1,522,156
		1,758,706
Consumer Discretionary - 22.1%
86,213	Lands' End, Inc. (a)	2,895,033
37,904	Sears Canada, Inc. (a)	515,873
286,619	Sears Holdings Corp. (a)	11,453,295
96,813	Sears Hometown and Outlet Stores, Inc. (a)	2,078,575
		16,942,776
Consumer Staples - 2.6%
30,101	Ascent Capital Group, Inc., Class A (a)	1,986,967
Financials - 4.9%
157,480	Asta Funding, Inc. (a)	1,299,210
225,000	MBIA, Inc. (a)	2,484,000
		3,783,210
Materials - 23.6%
1,081,940	Resolute Forest Products, Inc. (a)(b)	18,154,953

Total Common Stock (Cost $35,902,740)	42,626,612

Warrants - 9.3%		Exer. Price	Exp. Date
377,430	Bank of America Corp. (a)	$13.30	1/19	2,604,267
150,000	JPMorgan Chase & Co. (a)	42.42	10/18	2,899,500
77,400	Wells Fargo & Co. (a)	34.01	10/18	1,659,456
Total Warrants (Cost $2,940,002)	7,163,223

Total Investments in Securities - 64.8% (Cost $38,842,742)*	$49,789,835

Contracts	Security Description	Strike Price	Exp. Date	Value
Written Options - (0.0)%

Call Options Written - (0.0)%
(3,250)	Resolute Forest Products	$20.00	07/14	$(8,125)

Total Call Options Written (Premiums Received $(386,629))	(8,125)
Other Assets & Liabilities, Net – 35.2%	27,004,364
Net Assets – 100.0%	$76,786,074

(a)	Non-income producing security.
(b)	Subject to call option written by the Fund.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of this security amounted to $(8,125) or (0.0)% of net assets.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,006,250
Gross Unrealized Depreciation	(680,653)
Net Unrealized Appreciation	$11,325,597

See Notes to Financial Statements.	10

CHOU OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of June 30, 2014.

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 - Quoted Prices	$49,789,835	$-
Level 2 - Other Significant Observable Inputs	-	-
Level 3 - Significant Unobservable Inputs	-	(8,125)
Total	$49,789,835	$(8,125)

*Other Financial Insturments are derivative instruments not reflected in the Total Investments in Securities, such as written options, which are valued at their market value at period end.

The Level 1 value displayed in the Investments in Securities column of this table is Common Stock and Warrants. Refer to the Schedule of Investments for a further breakout of each security by type.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Written Options
Balance as of 12/31/13	$-
Transfers In	(8,125)
Balance as of 06/30/14	$(8,125)
Net change in unrealized appreciation/(depreciation) from investments held as of 06/30/14 **	$378,504

**The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

There were no transfers between Level 1 and Level 2 for the period ended June 30, 2014.

AFA

PORTFOLIO HOLDINGS
% of Total Investments
Communications	3.5%
Consumer Discretionary	34.0%
Consumer Staples	4.0%
Financials	7.6%
Materials	36.5%
Warrants	14.4%
100.0%

AFA
See Notes to Financial Statements.	11

CHOU INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2014

Shares	Security Description	Value

Equity Securities - 4.1%
Common Stock - 4.1%
Materials - 4.1%
3,745	Catalyst Paper Corp. (a)	$9,424
52,613	Resolute Forest Products, Inc. (a)	882,846
		892,270

Total Common Stock (Cost $158,323)	892,270

Total Equity Securities (Cost $158,323)	892,270

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 48.8%
Corporate Convertible Bonds - 22.2%
Communications - 14.9%
$3,000,000	Rainmaker Entertainment, Inc. (b)	8.00%	03/31/16	3,233,213

Consumer Staples - 4.3%
1,000,000	Ascent Capital Group, Inc.	4.00	07/15/20	935,625
Financials - 1.7%
850,000	Atlanticus Holdings Corp.	5.88	11/30/35	357,531
Materials - 1.3%
283,000	Fortress Paper, Ltd.	6.50	12/31/16	177,696
400,000	USEC, Inc. (c)	3.00	10/01/14	108,000
				285,696

Total Corporate Convertible Bonds (Cost $4,617,272)	4,812,065

Corporate Non-Convertible Bonds - 21.2%
Communications - 0.2%
47,507	Dex Media, Inc. (d)	14.00	01/29/17	32,780
Consumer Discretionary - 4.7%
1,000,000	JC Penney Corp., Inc.	7.95	04/01/17	1,015,000
Consumer Staples - 12.9%
1,000,000	Mriya Agro Holding PLC (e)	9.45	04/19/18	805,000

Principal	Security Description	Rate	Maturity	Value
2,200,000	Ukrlandfarming PLC (e)	10.88	03/26/18	2,002,440
				2,807,440
Financials - 1.6%
212,000	Sears Roebuck Acceptance Corp.	7.00	06/01/32	132,500
13,305	Sears Roebuck Acceptance Corp.	7.00	07/15/42	172,161
3,400	Sears Roebuck Acceptance Corp.	7.40	02/01/43	45,661
				350,322
Materials - 1.8%
314,899	Catalyst Paper Corp. (d)	11.00	10/30/17	284,983
135,179	Emerald Plantation Holdings, Ltd. (d)	6.00	01/30/20	106,791
193,000	Sino-Forest Corp. (c)	10.25	07/28/14	724
125,000	Sino-Forest Corp. (c)	10.25	07/28/14	469
225,000	Sino-Forest Corp. (c)	6.25	10/21/17	844
400,000	Sino-Forest Corp. (c)	6.25	10/21/17	1,500
				395,311

Total Corporate Non-Convertible Bonds (Cost $4,206,327)	4,600,853

Syndicated Loans - 5.4%
251,781	Dex Media West, Inc. (f)	8.00	12/31/16	234,550
1,294,709	RH Donnelley, Inc. (f)	9.75	12/31/16	930,572
Total Syndicated Loans (Cost $1,453,037)	1,165,122

Total Fixed Income Securities (Cost $10,276,636)	10,578,040

See Notes to Financial Statements.	12

CHOU INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2014

Value
Total Investments - 52.9% (Cost $10,434,959)*	$11,470,310
Other Assets & Liabilities, Net – 47.1%	10,217,664
Net Assets – 100.0%	$21,687,974

LLC	Limited Liability Company
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $3,233,213 or 14.9% of net assets.
(c)	Security is currently in default and is on scheduled interest or principal payment.
(d)	Payment in-Kind Bond. Security that gives the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities.
(e)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,807,440 or 12.9% of net assets.
(f)	Variable rate security. Rate presented is as of June 30, 2014.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,717,248
Gross Unrealized Depreciation	(681,897)
Net Unrealized Appreciation	$1,035,351

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock	$892,270	$-	$-	$892,270
Corporate Convertible Bonds	-	1,578,852	3,233,213	4,812,065
Corporate Non-Convertible Bonds	-	4,600,853	-	4,600,853
Syndicated Loans	-	1,165,122	-	1,165,122
Total Investments at Value	$892,270	$7,344,827	$3,233,213	$11,470,310

See Notes to Financial Statements.	13

CHOU INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2014

 The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Corporate Convertible Bonds

Balance as of 12/31/13	$-
Change in unrealized appreciation / (depreciation)	529,414
Purchases	2,703,799
Balance as of 06/30/14	$3,233,213
Net change in unrealized appreciation/(depreciation) from investments held as of 06/30/14 **	$529,414

**The change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation of investments in the accompanying Statement of Operations.

There were no transfers between Level 1, Level 2 and Level 3 for the period ended June 30, 2014.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

Significant unobservable valuation inputs for material Level 3 investments as of June 30, 2014, are as follows:

Investments in Securities	Fair Value at 6/30/14	Valuation Technique(s)	Unobservable Input	Input Values
Corporate Convertible Bonds	$3,233,213	Valued at $115	2 Year Convertible Bonds, Bonds can not be traded until 7/18/14
Valued at 115, which was determined based on a combination of factors. The issuer has a convertible bond issued the prior year which has the same exact terms as the bonds purchased, except that they can only be sold to another accredited investor. That bond was reflecting a last traded price of 115 from April 17. The value of the bonds if converted to common shares would be between 110 and 125, based on the common share price quoted during the month of June. The bonds also have a discounted cash flow value of 112.59 as of June 30, 2014. The bonds have an 8% coupon and a maturity date of March 31, 2016.

AFA
PORTFOLIO HOLDINGS
% of Total Investments
Common Stock	7.8%
Corporate Convertible Bonds	41.9%
Corporate Non-Convertible Bonds	40.1%
Syndicated Loans	10.2%
100.0%

See Notes to Financial Statements.	14

CHOU AMERICA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2014

120	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
ASSETS
Total investments, at value (Cost $38,842,742 and $10,434,959, respectively)	$49,789,835	$11,470,310
Cash	27,081,912	10,066,041
Foreign currency (Cost $0 and $81,773, respectively)	-	82,431
Receivables:
Fund shares sold	1,000	8,883
Dividends and interest	3,263	187,378
Prepaid expenses	18,019	15,684
Total Assets	76,894,029	21,830,727

LIABILITIES
Call options written, at value (Premiums received $386,629 and $0, respectively)	8,125	-
Payables:
Fund shares redeemed	-	101,073
Accrued Liabilities:
Adviser	Investment adviser fees	61,580	12,255
Trustees’ fees and expenses	252	1,342
Fund services fees	17,384	12,598
Other expenses	20,614	15,485
Total Liabilities	107,955	142,753

NET ASSETS	$76,786,074	$21,687,974

COMPONENTS OF NET ASSETS
Paid-in capital	$65,061,976	$20,647,394
Distributions in excess of net investment income	(486,039)	(188,280)
Accumulated net realized gain	884,540	192,835
Net unrealized appreciation	11,325,597	1,036,025
NET ASSETS	$76,786,074	$21,687,974
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,547,901	1,830,988
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$13.84	$11.84

*	Shares redeemed or exchanged within 120 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	15

CHOU AMERICA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2014

	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
INVESTMENT INCOME
Dividend income	$-	$17,108
Interest income	17,438	470,559
Total Investment Income	17,438	487,667
Adviser
EXPENSES
Investment adviser fees	355,507	86,212
Fund services fees	90,961	47,703
Custodian fees	5,214	7,614
Registration fees	11,736	13,024
Audit fees	8,860	9,998
Legal fees	11,056	12,966
Trustees' fees and expenses	4,864	4,766
Miscellaneous expenses	15,279	13,818
Total Expenses	503,477	196,101
Fees waived and expenses reimbursed	-	(66,783)
Net Expenses	503,477	129,318

NET INVESTMENT INCOME (LOSS)	(486,039)	358,349

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(100,187)	212,352
Foreign currency transactions	-	5,928
Net realized gain (loss)	(100,187)	218,280
Net change in unrealized appreciation (depreciation) on:
Investments	1,484,571	984,308
Foreign currency translations	-	620
Written options	378,504	-
Net change in unrealized appreciation (depreciation)	1,863,075	984,928
NET REALIZED AND UNREALIZED GAIN	1,762,888	1,203,208
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,276,849	$1,561,557

See Notes to Financial Statements.	16

CHOU AMERICA MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	CHOU OPPORTUNITY FUND		CHOU INCOME FUND
December 31, 2012		Shares		Shares
NET ASSETS DECEMBER 31, 2012	$41,131,620	$41,131,620	$6,727,951	$6,727,951

OPERATIONS
Net investment income	205,434		635,055
Net realized gain	8,526,042		33,138
Net change in unrealized appreciation (depreciation)	5,755,830		655,318
Increase in Net Assets Resulting from Operations	14,487,306		1,323,511

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(839,533)		(685,760)
Net realized gain	(4,918,742)		-
Total Distributions to Shareholders	(5,758,275)		(685,760)

CAPITAL SHARE TRANSACTIONS
Sale of shares	21,081,797	1,693,658	12,006,109	1,077,027
Reinvestment of distributions	5,704,186	425,411	669,365	60,310
Redemption of shares	(10,356,772)	(810,644)	(5,319,510)	(483,715)
Redemption fees	112,362		15,191
Increase in Net Assets from Capital Share Transactions	16,541,573	1,308,425	7,371,155	653,622
Increase in Net Assets	25,270,604		8,008,906
December 31, 2013
NET ASSETS DECEMBER 31, 2013	$66,402,224		$14,736,857

OPERATIONS
Net investment income (loss)	(486,039)		358,349
Net realized gain (loss)	(100,187)		218,280
Net change in unrealized appreciation (depreciation)	1,863,075		984,928
Increase in Net Assets Resulting from Operations	1,276,849		1,561,557

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(350,087)

CAPITAL SHARE TRANSACTIONS
Sale of shares	9,885,428	692,691	6,061,927	525,094
Reinvestment of distributions	-	-	345,003	29,163
Redemption of shares	(778,766)	(57,171)	(669,102)	(58,513)
Redemption fees	339		1,819
Increase in Net Assets from Capital Share Transactions	9,107,001	635,520	5,739,647	495,744
Increase in Net Assets	10,383,850		6,951,117
June 30, 2014
NET ASSETS JUNE 30, 2014 (Including line (a))	$76,786,074		$21,687,974

(a) Distributions in excess of net investment income December 31, 2013	$-		$(196,542)
(b) Distributions in excess of net investment income June 30, 2014	$(486,039)		$(188,280)

See Notes to Financial Statements.	17

CHOU OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended	For the Years Ended December 31,	July 1, 2010 (a) through
June 30, 2014	2013	2012	2011	December 31, 2010
NET ASSET VALUE, Beginning
of Period	$13.52	$11.41	$10.00	$12.20	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.09)	0.05	0.32	0.02	(0.09)
Net realized and unrealized gain (loss)	0.41	3.31	2.68	(2.19)	2.29
Total from Investment Operations	0.32	3.36	3.00	(2.17)	2.20
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	(0.19)	(0.40)	(0.01)	—
Net realized gain	—	(1.09)	(1.19)	(0.02)	—
Total Distributions to Shareholders	—	(1.28)	(1.59)	(0.03)	—
REDEMPTION FEES (b)	—	(c)	0.03	—	(c)	—	(c)	—
NET ASSET VALUE, End of Period	$13.84	$13.52	$11.41	$10.00	$12.20
TOTAL RETURN	2.37	%(d)	29.82%	30.81%	(17.78)%	22.00	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$76,786	$66,402	$41,132	$56,724	$1,039
Ratios to Average Net Assets:
Net investment income (loss)	(1.37	)%(e)	0.34%	2.89%	0.15%	(1.60	)%(e)
Net expense	1.42	%(e)	1.48%	1.48%	1.53%	1.75	%(e)
Gross expense	1.42	%(e)	1.50	%(f)	1.55	%(f)	1.93	%(f)	28.58	%(e)(f)
PORTFOLIO TURNOVER RATE	3	%(d)	56%	17%	11%	33	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.	18

CHOU INCOME FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Year Ended December 31,			July 1, 2010 (a) through
	June 30, 2014		2013	2012	2011	December 31, 2010
NET ASSET VALUE, Beginning
of Period	$11.04		$9.87	$8.74	$11.60	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.24		0.94	1.58	1.30	0.20
Net realized and unrealized gain (loss)	0.75		1.28	1.27	(2.86)	1.65
Total from Investment Operations	0.99		2.22	2.85	(1.56)	1.85
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.19)		(1.07)	(1.72)	(1.27)	(0.25)
Net realized gain	—		—	— (c)	(0.03)	—
Total Distributions to Shareholders	(0.19)		(1.07)	(1.72)	(1.30)	(0.25)
REDEMPTION FEES (b)	—	(c)	0.02	—	— (c)	—
NET ASSET VALUE, End of Period	$11.84		$11.04	$9.87	$8.74	$11.60
TOTAL RETURN	9.00	%(d)	22.86%	34.69%	(13.83)%	18.54	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$21,688	$14,737		$6,728	$5,051	$766
Ratios to Average Net Assets:
Net investment income	4.16	%(e)	8.39%	16.25%	12.24%	3.82	%(e)
Net expense	1.50	%(e)	1.50%	1.50%	1.50%	1.50	%(e)
Gross expense (f)	2.27	%(e)	3.41%	4.09%	4.71%	33.37	%(e)
PORTFOLIO TURNOVER RATE	15	%(d)	40%	23%	17%	0	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Less than $0.01 per share.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	19

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Note 1. Organization

The Chou Opportunity Fund and Chou Income Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Chou America Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Chou Opportunity Fund’s investment objective is to seek long-term growth of capital. Chou Income Fund’s investment objective is to provide capital appreciation and income production with capital preservation as a secondary consideration.  The Funds commenced operations on July 1, 2010, with the sale of 50,000 shares of each Fund at $10 per share to Chou Associates Management Inc.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a

20

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

different Net Asset Value ("NAV") than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2014, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of June 30, 2014, if any, are disclosed in each Fund's

21

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Schedule of Investments.  Transactions in written options during the period ended June 30, 2014, were as follows:

Chou Opportunity Fund	Calls
Number of
	Contracts	Premiums
Options Outstanding, December 31, 2013	-	$-
Options written	(3,250)	(386,629)
Options terminated in closing transactions	-	-
Options exercised	-	-
Options expired	-	-
Options Outstanding, June 30, 2014	(3,250)	$(386,629)

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 120 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Chou America Management Inc. (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual

22

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

rate of 1.00% of each Fund’s average daily net assets.

Distribution – Rafferty Capital Markets, LLC serves as each Fund’s distributor (the “Distributor”). The Trust has adopted a Rule 12b-1 plan under which the Funds may pay an annual fee of up to 0.25% of the average daily net assets of the Funds for distribution services and/or the servicing of shareholder accounts.  The Board has not authorized the Funds to pay a Rule 12b-1 fee at this time. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Trustee an annual retainer fee of $8,000 for service to the Trust.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officers of the Funds are compensated by the Funds, but officers are reimbursed for travel and related expenses incurred in attending Board meetings.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.50% of the average daily net assets of the Chou Opportunity Fund and Chou Income Fund, through May 1, 2015 (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation). For the six months ended June 30, 2014, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived
Chou Income Fund	$66,783

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the six months ended June 30, 2014, were as follows:

	Purchases	Sales
Chou Opportunity Fund	$1,877,866	$1,301,269
Chou Income Fund	$6,362,038	$1,163,504

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as the Chou Opportunity Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended June 30, 2014 for any derivative type that was held during the period is as follows:

Written Options	$(386,629)

The Chou Opportunity Fund’s use of derivatives during the period ended June 30, 2014, was limited to written

23

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

options.

Following is a summary of the effect of derivatives on the Chou Opportunity Fund's Statement of Assets and Liabilities  as of June 30, 2014:

Location	Equity Contracts
Liability derivatives:
Call options written, at value	$(8,125)

Realized and unrealized gains and losses on derivatives contracts during the period ended June 30, 2014, by the Chou Opportunity Fund are recorded in the following locations on the Statement of Operations:

Location	Equity Contracts
Net change in unrealized appreciation (depreciation) on:
Written options	$378,504

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at June 30, 2014. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Liabilities:
Over-the-counter derivatives*	$(8,125)	$8,125	$-	$-

*
Over-the-counter derivatives may consist of options contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 7. Federal Income Tax

As of December 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Chou Opportunity Fund	$150,236	$954,053	$-	$9,342,960	$10,447,249
Chou Income Fund	22,712	-	(25,445)	(168,157)	(170,890)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities in Chou Opportunity Fund and Chou Income Fund are primarily due to straddles and contingent payment debt instruments, respectively.

As of December 31, 2013, Chou Income Fund had $311 available short term capital loss carryforwards and $25,134 available long term capital loss carryforwards that have no expiration date.

24

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

25

CHOU AMERICA MUTUAL FUNDS
ADDITIONAL INFORMATION
JUNE 30, 2014

Investment Advisory Agreement Approval

At a meeting held on February 27, 2014, the Board of Trustees of Chou America Mutual Funds, including the Independent Trustees (the "Board"), approved the renewal of the investment advisory agreement (the "Advisory Agreement") between the Adviser and the Trust, on behalf of the Funds.

In voting to approve the renewal of the Advisory Agreement, the Board considered the overall fairness of the Advisory Agreement and factors it deemed relevant with respect to each Fund including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to the Fund's benchmark index, peer group funds selected by Lipper, Inc. ("Lipper Peer Group") and compiled by Atlantic, (3) the level of the fees and the overall expenses of each Fund and how those compared to each Fund's Lipper Peer Group and Canadian Funds with similar investment objectives and policies managed by the Fund's portfolio manager ("Comparable Funds"); (4) the costs of services provided to the Funds and the profitability of the Adviser; and (5) the effect of, as applicable, the growth or decline of fund assets on the advisory fee (i.e., economies of scale) and whether the fee levels reflect economies of scale for the benefit of investors. The Board did not identify any single factor or item of information as all-important or controlling.

In considering the approval of the Advisory Agreement, the Board considered a broad range of information provided by the Adviser, including but not limited to, reports relating to each Fund's performance and expenses. In addition, the Board considered a memorandum from its legal counsel regarding the Board's fiduciary duties in considering the renewal of the Advisory Agreement. The Board also meets each quarter to review various aspects of the Funds.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature, extent and quality of the advisory services provided by the Adviser to each Fund under the Advisory Agreement. The Board considered that the Adviser does not have any clients other than the Funds. The Board understood that the Adviser has provided high quality advisory services to the Funds. The Board also noted that Francis Chou, the Funds' portfolio manager, manages Canadian mutual funds with investment strategies similar to those of the Funds through an affiliated Canadian adviser. The Board noted the Adviser's representation that it has the financial resources and appropriate staffing to manage the Funds and to meet its expense reimbursement obligations.  The Board also reviewed and considered the qualifications of the portfolio manager to each Fund.

Performance

The Board considered the one-year and since-inception performance of each Fund as of December 31, 2013, as compared to its benchmark index. The Board considered that the Chou Opportunity Fund underperformed its primary benchmark, the S&P 500 Index, for the since inception and one-year periods ended December 31, 2013. Additionally, the Board considered that the Chou Income Fund had outperformed its benchmark index, the Barclays Capital U.S. Corporate High Yield Index, for the since inception and one-year periods ended December 31, 2013. The Board also considered the performance of each Fund as compared to their respective Lipper Peer Group for the one-year and three-year periods  ended  December  31, 2013.  The Board considered that the Chou Opportunity Fund had outperformed for both  periods  all  of  its Lipper Peer Group except for one fund that it underperformed. The Board also considered that the Chou Income Fund had outperformed for both periods all of the Lipper Peer Group. Based on the foregoing, the Board determined that the Adviser's  management  of  the  Funds  was satisfactory and could benefit the Funds and their shareholders.

26

CHOU AMERICA MUTUAL FUNDS
ADDITIONAL INFORMATION
JUNE 30, 2014

Fees and Expenses

The Board considered the advisory fee rates charged to each Fund relative to the fee rates paid by the Fund's Lipper Peer Group and Comparable Funds. The Board also considered the total expense ratios of each Fund relative to the Lipper Peer Group for the period ended June 30, 2013. The Board also considered that the Adviser contractually agreed to continue its fee waivers and expense caps for each Fund's 2014 fiscal year. The Board considered comparisons that excluded Rule 12b-1 fees, given that each Fund does not currently charge such fees. In reviewing the Lipper Peer Group expense information, the Board noted that the Lipper Peer Group contractual advisory fee information, which included advisory and administrative fees, did not include fee waivers and/or expense reimbursements. The Board noted that the actual advisory fee did reflect fee waivers and/or expense reimbursements and considered that the Adviser waived all of its advisory fee for the Chou Income Fund.

With respect to the Chou Opportunity Fund, the Board considered that the Fund's contractual and actual advisory fee rates were higher than the Lipper Peer Group average and its total expense ratio was higher than the Lipper Peer Group average. With respect to the Chou Income Fund, the Board considered that the actual advisory fee rate was lower than the Lipper Peer Group average and the contractual advisory fee rate and total expense ratio were higher than the Lipper Peer Group average. The Board also considered that the Chou Income Fund's total expense ratio reflected fees waived and/or expenses reimbursed.

The Board also considered that the Funds' advisory fee rates are lower than the advisory fee rates charged to the Comparable Funds. However, the Board noted that the advisory rates for the Comparable Funds are the result of the different market and regulatory structures in Canada, as well as compliance costs and other expenses incurred by the Adviser's Canadian affiliate, that are not incurred by the Adviser.

Costs of Services and Profitability

The Board considered the costs to operate the Funds and the profitability of the Adviser. The Board reviewed the fees paid by each Fund to the Adviser for the fiscal year ended December 31, 2013. The Board also reviewed the profit and loss statement provided by the Adviser on a fund-by-fund basis and considered the Adviser's methodology with respect to the profitability calculation. In this regard, the Board noted that the Adviser was profitable with respect to services provided to the Chou Opportunity Fund, but not the Chou Income Fund.

Economies of Scale

With respect to economies of scale, the Board considered the current asset size of the Funds. In this regard, the Board also considered the Adviser's representation that while there is potential for economies of scale in connection with the services that the Adviser provides to the Funds, the Adviser does not believe that breakpoints in the fee schedules of the Funds would be appropriate in the absence of significant growth of Fund assets.

Other Benefits

The Board noted that the Adviser did not identify any indirect "fall-out" benefits that accrue to the Adviser or  its affiliates (other than its direct compensation) from the Adviser's relationship with the Funds. The Board also noted that the Adviser represented that it does not use soft-dollars as permitted by Section 28(e) of the Securities and Exchange Act of 1934, as amended. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the Advisory Agreement.

27

CHOU AMERICA MUTUAL FUNDS
ADDITIONAL INFORMATION
JUNE 30, 2014

Conclusion

Based on its evaluation of these and other factors, the Board concluded with respect to each Fund that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of services provided by the Adviser; (2) each Fund's performance was satisfactory in light of all the factors considered by the Board; (3) the profits, as applicable, and fees payable to the Adviser were reasonable in the context of all the factors considered by the Board; and (4) economies of scale was not a material factor in its approval of the advisory contract given the current size of the Funds. In light of these conclusions, the Board determined, in its business judgment,  to renew the Advisory Agreement.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 682-6352 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 682-6352 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014, through June 30, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs

28

CHOU AMERICA MUTUAL FUNDS
ADDITIONAL INFORMATION
JUNE 30, 2014
only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2014	June 30, 2014	Period*	Ratio*
Chou Opportunity Fund
Actual	$1,000.00	$1,023.66	$7.12	1.42%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.75	$7.10	1.42%

Chou Income Fund
Actual	$1,000.00	$1,089.99	$7.77	1.50%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.36	$7.50	1.50%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

29

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(877) 682-6352

INVESTMENT ADVISER
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Rafferty Capital Markets, LLC
1010 Franklin Avenue
Garden City, NY 11530
www.raffcap.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

243-SAR-0614

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Chou America Mutual Funds

By           /s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer

Date           August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By            /s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer

Date           August 22, 2014

By           /s/ Michael J. McKeen
Michael J. McKeen, Principal Financial Officer

Date          August 22, 2014